Name: __________________________________________________

Amount: $_________________

SUBSCRIPTION AGREEMENT
POWER AIR CORPORATION
A NEVADA COMPANY

The undersigned hereby applies to become an investor in Power Air Corporation, a Nevada corporation (the "Company"), and subscribes to purchase the number of units consisting of a 10% Secured Promissory Note ("Note") and an Equity Consideration Certificate representing the right to receive certain equity securities equal to 100% of the principal amount of the Note (the "Units") specified herein.

1.   REPRESENTATIONS AND WARRANTIES. The undersigned represents and warrants to the Company as follows:

(a)  I have received, read and understand the Financing Agreement, dated March 5, 2007 (executed by the Company, Paulson Investment Company, Inc., as Placement Agent, and High Capital Funding, LLC, as Lead Investor), including the Purchaser Representations, the Equity Consideration Certificate, the Security Agreement and the Security and Pledge Agreement attached to the Financing Agreement as Exhibits A through E, respectively (collectively, the "Financing Agreement"), as well as the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006, containing the Company's audited financial statements for such period, and its Quarterly Report on Form 10-QSB for the quarter ended December 31, 2006, containing unaudited financial statements (collectively, the "SEC Reports"), and in making this investment, I am relying only on the information provided therein. I have not relied on any statements or representations inconsistent with those contained in the Financing Agreement and the SEC Reports. I understand that by signing this subscription agreement, I am agreeing to be bound by all of the terms and conditions of the Financing Agreement, and my signature on this subscription agreement is deemed to be a signature on the Financing Agreement to the same extent as if I had physically signed such agreement.

(b)  I, or the fiduciary account for which I am purchasing, meet the suitability standards set forth in EXHIBIT A, "Representations of Purchaser," to the Financing Agreement.

(c)  I am aware that this subscription may be rejected in whole or in part by the Company or its designees in its sole and absolute discretion; that my investment, if accepted, is subject to certain risks described in part in "Risk Factors" set forth in Item 1 of the Form 10-KSB referred to above and as otherwise articulated in this Subscription Agreement; and that, among other restrictions on sale or transfer of the Units, there will be no public market for the Units, and accordingly, it may not be possible for me to readily liquidate my investment in the Company.

(d)  I have been informed of all pertinent facts relating to the lack of liquidity or marketability of this investment. I am aware that any transfer of the Notes, the Equity Consideration Certificate and/or the securities underlying these securities is subject to numerous restrictions described in the Financing Agreement. I have liquid assets sufficient to assure myself that such purchase will cause me no undue financial difficulties and that I can provide for my current needs and possible personal contingencies, or if I am the trustee of a retirement trust, that the limited liquidity of the Units will not cause difficulty in meeting the trust's obligations to make distributions to plan participants in a timely manner.

(e)  I am of the age of majority (as established in the state in which I am domiciled) if I am an individual, and in any event, I have full power, capacity, and authority to enter into a contractual relationship with the Company. If acting in a representative or fiduciary capacity for a corporation, fund or trust, or as a custodian or agent for any person or entity, I have full power or authority to enter into this subscription agreement in such capacity and on behalf of such corporation, fund, trust, person or entity.

(f)  I am buying the Units solely for my own account, or for the account of a member or members of my immediate family or in a fiduciary capacity for the account of another person or entity and not as an agent for another. I understand that the sale, transfer and assignment of the Units are subject to restrictions and may not be sold, transferred or assigned except in accordance with the terms of the Financing Agreement, and I am aware that the certificates evidencing the Notes and the Equity Consideration will bear a legend in substantially the following form:

THIS [NAME OF SECURITY] HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, OFFERED FOR SALE, ASSIGNED OR TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT, AND ANY APPLICABLE STATE SECURITIES LAW REQUIREMENTS HAVE BEEN MET OR (B) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS ARE AVAILABLE.

As appropriate, other legends required by applicable state securities laws also will be affixed to certificates evidencing the Notes and/or Equity Consideration securities.

(g)  I acknowledge and agree that counsel representing the Company and its affiliates, nor counsel representing the Placement Agent and its affiliates, do not represent me and shall not be deemed under the applicable codes of professional responsibility to have represented or to be representing me or any of the Company's members in any respect.

(h)  If I am buying the Units in a fiduciary capacity or as a custodian for the account of another person or entity, I have been directed by that person or entity to purchase the Unit(s), and such person or entity is aware of my purchase of Units on their behalf, and consents thereto and is aware of the merits and risks involved in the investment in the Company.

(i)  I (or the entity on whose behalf I am signing) do not have a direct or indirect ownership interest in Paulson Investment Company, Inc. or any other NASD member firm (through the ownership of securities in the NASD member firm, its parent, affiliates or otherwise).

(j)  I (or the entity on whose behalf I am signing) do not have an "immediate family relationship" with Paulson Investment Company, Inc. or any other NASD member firm. For purposes of this statement, I understand that the NASD defines "immediate family relationship" as parents, mother-in-law, father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children, or any other person who is supported, directly or indirectly, to a material extent by an employee of, or person associated, with an NASD member.

(k)  I (or the entity on whose behalf I am signing) have not provided any consulting or other services to the Company.

(l)  I (or the entity on whose behalf I am signing) am not an "underwriter or a related person." For purposes of this statement, I understand that the NASD defines an "underwriter or a related person" with respect to a proposed offering as being an underwriter, underwriter's counsel, financial consultant or advisor, finder, member of the selling or distribution group, any member participating in a public offering, and any and all other person associated with or related to any of the aforementioned persons.

(m)  I (or the entity on whose behalf I am signing) do not have any oral or written agreements with any NASD member or any associated persons of such member concerning the dispositions of my securities of the Company. For purposes of this statement, I understand that the NASD defines a "person associated with an NASD member" as being every sole proprietor, partner, officer, director or branch manager of any NASD member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by an NASD member (for example, any employee), whether or not any such person is registered or exempt from registration with the NASD pursuant to its Bylaws.

By making these representations, the subscriber has not waived any right of action available under applicable federal or state securities laws.

2.   ACCEPTANCE. This subscription agreement will be accepted or rejected by the Company within five days of its receipt by the Company. Upon acceptance, this subscription will become irrevocable, and will obligate the undersigned to purchase the number of Units and in the dollar amount specified herein. The Company will return a countersigned copy of this subscription agreement to accepted subscribers, which copy of the agreement will be evidence of the purchase of the Units.

3.   PAYMENT OF SUBSCRIPTION PRICE. The full purchase price for the Units, equal to the number of purchased Units shall be payable by check or wire concurrently with delivery of this subscription agreement. Checks shall be made payable to "Power Air Corporation." Wires shall be sent as follows:

Bank:	Wells Fargo Bank, N.A.
ABA # :	123006800
For Credit to:	Power Air Corporation
Acct #:	4121488274

4.   INDEMNIFICATION. THE UNDERSIGNED AGREES TO INDEMNIFY AND HOLD POWER AIR CORPORATION, A NEVADA COMPANY, ITS DIRECTORS, OFFICERS, EMPLOYEES, ADVISOR AND OTHER AGENTS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, AND DAMAGES, INCLUDING, WITHOUT LIMITATION, ALL ATTORNEYS' FEES WHICH ANY OF THEM MAY INCUR, IN ANY MANNER OR TO ANY PERSON, BY REASON OF THE FALSITY, INCOMPLETENESS OR MISREPRESENTATION OF ANY INFORMATION FURNISHED BY THE UNDERSIGNED HEREIN OR IN ANY DOCUMENT SUBMITTED HEREWITH.

5.   SUBSCRIPTION-RELATED UNDERTAKINGS, REPRESENTATIONS AND WARRANTIES.

(a)  General. Each of the undersigned represents that: (i) I have read this agreement, the Financing Agreement in its entirety and the accompanying SEC Reports and that all the information provided by me is accurate and complete; and (ii) I will notify the Company immediately of any material adverse change in any of the information set forth herein which occurs prior to the acceptance of my subscription.

(b)  Type Of Ownership: (check one)

[ ]       SINGLE PERSON

[ ]       MARRIED PERSON - JTWROS

[ ]       MARRIED PERSONS-- TENANTS-IN-COMMON

[ ]       CORPORATION OR LLC (C):
           (Authorized party must sign)

[ ]       TRUST (TR)
           (Trustee signature required)

[ ]       PARTNERSHIP (P)
           (Authorized Party must sign)

[ ]       CUSTODIAN (CU)
           (Custodian signature required)

[ ]       OTHER (Explain)

(c)  If Investor is One or More Individuals. Type or print your name(s) exactly as it should appear in the account records of the Company. Complete this section for individual investors and all trusts. All checks and correspondence will go to this address unless another address is listed in Sections 2 or 5 below.

_____________________________________________________________________
Individual Name
_____________________________________________________________________
Additional Name(s) if held in joint tenancy, community property or tenants-in-common
_____________________________________________________________________
Street Address
_____________________________________________________________________
City State Zip Code
_____________________________________________________________________
Daytime Telephone Number Evening Telephone Number
_____________________________________________________________________
Mobile Telephone Number
_____________________________________________________________________
Email
_____________________________________________________________________

Taxpayer ID# or Social Security #
(A social security number or taxpayer identification number is required for individual investors. For most individual taxpayers, it is your social security number. NOTE: If the Units are to be held in more than one name, only one number will be used and will be that of the first person listed.)

_____________________________________________________________________
Date of Birth
_____________________________________________________________________
Citizenship: [ ] U.S. [ ] Other
_____________________________________________________________________
Occupation Employer Name
_____________________________________________________________________
Employer Address
_____________________________________________________________________
City State Zip Code

Investment Objective (check one): [ ] Capital appreciation [ ] Other (please explain)
Do you have a net worth, either individually or jointly with spouse, in excess of $1,000,000 [ ] YES [ ] NO

Did you have an individual income in excess of $200,000 (or joint income with your spouse in excess of $300,000) during the last two years, and do you have a reasonable expectation of reaching the same or higher income level in the current year?
[ ] YES           [ ] NO

Are you subject to any regulatory or other constraints that may preclude or limit your participation in any potential investment? [ ] YES [ ] NO
If yes, please explain:

(d)  If Investor is an Entity:

_____________________________________________________________________
Name of Investor
_____________________________________________________________________
Type of Legal Entity (e.g., corporation, trust, etc.):
_____________________________________________________________________
Address
_____________________________________________________________________
City State Zip Code
_____________________________________________________________________
Daytime Telephone Number
_____________________________________________________________________
Evening Telephone Number
_____________________________________________________________________
Mobile Telephone Number
_____________________________________________________________________
Email
_____________________________________________________________________
Taxpayer ID# Tax Year End
_____________________________________________________________________
Please print here the exact name of Custodian, Administrator or other signatory for the entity

Investment Objective: (check one)

[ ] Capital appreciation
[ ] Other (please explain)

If the Investor is an entity, is the Investor any of the following? (check applicable box, if any)

[ ]       A corporation, Massachusetts or similar business trust, limited liability company, or partnership with total assets in excess of $5,000,000 that was not formed for the specific purposed of acquiring the Units

[ ]        A trust with total assets in excess of $5,000,000 not formed for the specific purposed of acquiring the Units and whose purchase of the Units is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of investment in the Units

[ ] A trust in which all of the beneficiaries are accredited investors as defined in Rule 501 (c)(3) of the Securities Act of 1933.

ARE THE FOREGOING REPRESENTATIONS AND WARRANTIES TRUE?
[ ] YES [ ] NO
_____________________________________________________________________
Please provide your initials here

6.   INVESTMENT.

Amount of payment enclosed:	$ ______________________________________________ [Minimum subscription is $50,000 with additional investments in increments of $50,000.]
Payment by Check:	☐ Check # ____________________________
Payment by Wire Transfer:	☐ Wire Reference # _____________________

7.   SIGNATURES.

(a)  Individuals:

Investor's primary residence is in: ______________________________________
_____________________________________________________________________
Signature of Subscriber Date
_____________________________________________________________________
Print Name of Subscriber
_____________________________________________________________________
Signature of Co-Subscriber Date
_____________________________________________________________________
Print Name of Co-Subscriber

(b)  Entities:

_____________________________________________________________________
Print Name of Subscriber
_____________________________________________________________________
By Date
_____________________________________________________________________
Signature of Authorized Signatory
_____________________________________________________________________
Print Name and Title of Signatory
_____________________________________________________________________
By Date
_____________________________________________________________________
Signature of Required Authorized Co-Signatory
_____________________________________________________________________
Print Name and Title of Co-Signatory

8.   ACCEPTANCE. THE SUBSCRIPTION AGREEMENT WILL NOT BE AN EFFECTIVE AGREEMENT UNTIL IT OR A FACSIMILE IS SIGNED BY AN OFFICER OF POWER AIR CORPORATION, A NEVADA COMPANY. (Office Use Only)

_____________________________________________________________________
Account Number
_____________________________________________________________________
Investor Check/Wire Date
_____________________________________________________________________
Check/Wire Amount
_____________________________________________________________________
Check/Wire #
_____________________________________________________________________
Entered by Date

Subscription has been: ____Accepted ____Rejected
_____________________________________________________________________
By: Dated
_____________________________________________________________________
Print Name and Title